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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 7, 2003


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2003, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2003-3)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                   333-103335           33-0885129
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(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                 92868
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(Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660


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                                       -2-

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

          On March 7, 2003, a series of certificates, entitled Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2003-3 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of eight classes of certificates (collectively, the "Certificates"), designated as the "Class AF Certificates", "Class AV-1 Certificates", "Class AV-2 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", Class "M-3 Certificates", "Class M-4 Certificates", "Class S Certificates", "Class CE Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $1,100,013,068.92 as of March 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated March 5, 2003, between Ameriquest and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class AF Certificates, Class AV-1 Certificates, Class AV-2 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates and Class S Certificates were sold by the Depositor to UBS Warburg LLC (the "Underwriter"), pursuant to an Underwriting Agreement, dated March 5, 2003 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriter.

     The Certificates have the following initial Certificate Balances and Pass-Through Rates:


        INITIAL CERTIFICATE                                                        PASS-
             PRINCIPAL        PASS-THROUGH              INITIAL CERTIFICATE      THROUGH
CLASS        BALANCE(1)           RATE         CLASS    PRINCIPAL BALANCE(1)       RATE
------  -------------------   -------------    -----    --------------------   -----------
  AF        $162,938,000       3.563%(2)        M-4         $13,750,000        Variable(3)
 AV-1       $624,674,000      Variable(3)        S              (4)                (4)
 AV-2       $111,636,000      Variable(3)        CE        27,494,968.92       Variable(5)
 M-1        $71,500,000       Variable(3)        P            $100.00              N/A
 M-2        $57,750,000       Variable(3)        R              N/A                N/A
 M-3        $30,250,000       Variable(3)

(1)     Approximate.

(2) Subject to increase and subject to a rate cap as described in this prospectus supplement.

(3) The pass-through rate on each of the Class AV-1 Certificates, the Class AV-2 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class M-4 Certificates is generally based on one-month LIBOR plus an applicable margin and are subject to a rate cap, as described in this prospectus supplement.




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                                       -3-

(4) The Class S Certificates will have a declining notional amount as described herein. The Class S Certificates will accrue interest for the first thirty interest accrual periods at 5.00% per annum, subject to a rate cap, as described in this prospectus supplement. The Class S Certificates will not accrue interest following the thirtieth interest accrual period.

(5) The Class CE Certificates will accrue interest at its variable Pass-Through Rate on the Notional Amount of the Class CE Certificates outstanding from time to time which shall equal the Uncertificated Balance of the REMIC II Regular Interests. The Class CE Certificates will not accrue interest on its Certificate Principal Balance.

The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated March 5, 2003 (the "Prospectus Supplement"), and the Prospectus, dated March 5, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.




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                                       -4-


Item 7.     Financial Statements and Exhibits
            ---------------------------------

                   (a)           Not applicable

                     (b)         Not applicable

                     (c)         Exhibits

Exhibit No.                                  Description
-----------                                  -----------
     4.1 Pooling and Servicing Agreement, dated as of March 1, 2003, by and among Ameriquest Mortgage Securities Inc. as Depositor, Ameriquest Mortgage Company as Master
                       Servicer and Deutsche Bank National Trust Company as Trustee relating to the Series 2003-3 Certificates.




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 7, 2003


                                                 AMERIQUEST MORTGAGE
                                                 SECURITIES INC.


                                                 By:    /s/ John P. Grazer
                                                    ----------------------------
                                                 Name:      John P. Grazer
                                                 Title:        CFO







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                       Index to Exhibits
                       -----------------




                                                                    Sequentially
Exhibit No.                Description                             Numbered Page
-----------                -----------                             -------------
    4.1          Pooling and Servicing Agreement, dated as of            7
                 March 1, 2003, by and among Ameriquest
                 Mortgage Securities Inc. as Depositor,
                 Ameriquest Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as
                 Trustee relating to the Series 2003-3
                 Certificates.




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                          Exhibit 4.1
                          -----------